Exhibit 10.13
EXCHANGE AGREEMENT
THIS EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of , 2025, by and between Navan, Inc., a Delaware corporation (the “Company”), and stockholders of the Company listed on Exhibit A hereto (collectively, “Exchange Stockholders”).
WHEREAS, the Company’s board of directors (the “Board”) has determined that it is in the best interests of the Company and its stockholders to implement a multi class common stock structure in connection with the Company’s initial public offering of its capital stock (the “IPO”) to, among other things, enable the Company to execute its long-term vision;
WHEREAS, in connection with the IPO, the Board and Stockholders approved an Amended and Restated Certificate of Incorporation of the Company (the “Interim Charter”), which, among other things, created two series of common stock of the Company, Class A Common Stock, par value $0.00000625 per share (“Class A Common Stock”), entitling holders to one (1) vote for each share thereof held, and Class B Common Stock, par value $0.00000625 per share (“Class B Common Stock”), entitling holders to thirty (30) votes for each share thereof held;
WHEREAS, pursuant to the Interim Charter, the Exchange Stockholders hold shares of Class A Common Stock;
WHEREAS, the Board has approved an Amended and Restated Certificate of Incorporation of the Company (the “Amended and Restated Certificate of Incorporation”) which, in connection with the closing of the IPO, will amend and restate the Interim Charter, upon the effectiveness of the filing of the Amended and Restated Certificate of Incorporation (the “Effective Time”);
WHEREAS, the Board has determined that exchanging shares of Class A Common Stock that will be held by the Exchange Stockholders at the Effective Time as set forth on Exhibit A hereto for shares of Class B Common Stock is advisable and in the best interest of the Company and all of its stockholders, including its stockholders other than the Exchange Stockholders; and
WHEREAS, the Parties intend that no gain or loss shall be recognized in the Exchange pursuant to Sections 368(a)(1)(E) and/or 1036 of the Internal Revenue Code of 1986, as amended (the “Code”).
NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto agree as follows:
ARTICLE I.
EXCHANGE AND ISSUANCE OF CLASS B COMMON STOCK
1.1    Exchange of Class A Common Stock.
(a)    Subject to the terms and conditions of this Agreement, immediately following the Effective Time each Exchange Stockholder shall be deemed to have automatically transferred to the Company the shares of Class A Common Stock held by such Exchange Stockholder as set forth on Exhibit A hereto (the “Class A Shares”) and the Company shall issue to each Exchange Stockholder shares of Class B Common Stock (the “Class B Shares”), at an exchange ratio of one (1) Class A Share for one (1) Class B Share (the “Exchange”). The number of Class A Shares to be transferred and the number of Class B Shares to be received in the Exchange by each Exchange Stockholder are as set forth on Exhibit A hereto.
(b)    Concurrently herewith, each Exchange Stockholder is delivering to the Company such instruments of transfer or other documentation as may be reasonably required to evidence that the shares of Common Stock (which will automatically be renamed as Class A Common Stock upon the Effective Time) have been duly transferred to the Company to be held in escrow until the Effective Time and such documents are automatically released without further action by the Company or the Exchange Stockholder at the Effective Time.
1.2    Effective Time of the Exchange:
(a)    The Exchange shall occur and be deemed effective without any further action by the Company or the Exchange Stockholders immediately following the Effective Time and prior to the consummation of the sale of the shares of the Company’s capital stock in the IPO as part of the closing thereof.
(b)    Upon the effectiveness of the Exchange, the Company shall deliver to each Exchange Stockholder such documentation as may be reasonably required to evidence that the Class B Shares have been duly issued and transferred to the applicable Exchange Stockholder.
ARTICLE II.
REPRESENTATIONS AND WARRANTIES OF THE EXCHANGE HOLDER
Each Exchange Stockholder hereby represents and warrants to the Company, with respect to the transactions contemplated hereby, as follows:
2.1    Ownership; Authority. Each Exchange Stockholder will be, effective as of the Effective Time, the beneficial and legal owner of the Class A Shares exchanged hereunder, free and clear of all liens, encumbrances and restrictions (except for restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Amended and Restated Certificate of Incorporation or any other agreements to which such Exchange Stockholder and the Company are a party). Each Exchange Stockholder has the full right, power and authority to enter into this Agreement and, assuming the waiver or inapplicability of any and all rights of first refusal or co-sale by the Company and the Company’s stockholders that are applicable to the transactions contemplated hereby, to transfer, convey and exchange the Class A Shares in accordance with this Agreement. Assuming the due authorization, execution and delivery by the Company, this Agreement constitutes a valid and binding agreement of such Exchange Stockholder, enforceable against such Exchange Stockholder in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity). Upon consummation of the Exchange contemplated hereby, the Company will acquire from Exchange Stockholder good and marketable title to the Class A Shares, free and clear of any and all liens, encumbrances and restrictions (except for restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Amended and Restated Certificate of Incorporation or any other agreements to which such Exchange Stockholder and the Company are a party, and subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

2.2    Governmental Authorization. The execution, delivery and performance by such Exchange Stockholder of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental authority on the part of such Exchange Stockholder (excluding, for the avoidance of doubt (a) the filing by the Company of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and (b) compliance by the Company with any applicable requirements of any applicable state or federal securities laws). For purposes of this Agreement, “governmental authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency or official, including any political subdivision thereof.
2.3    Noncontravention. The execution, delivery and performance by such Exchange Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) violate any governing document, including any trust agreement, applicable to such Exchange Stockholder, (b) subject to compliance with Section 2.2, violate any applicable law, (c) assuming the waiver or inapplicability of any and all rights of first refusal or co-sale held by the Company or the Company’s stockholders that are applicable to the transactions contemplated hereby, require any consent or other action under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any obligation of such Exchange Stockholder or to the loss of any benefit to which such Exchange Stockholder is entitled under any provision of any agreement or other instrument binding upon such Exchange Stockholder or (d) result in the creation or imposition of any lien on such Exchange Stockholder’s Class B Shares, other than restrictions on transfer arising under applicable securities laws or as set forth or contemplated by this Agreement, the Amended and Restated Certificate of Incorporation or any other agreements to which such Exchange Stockholder and the Company are a party.
2.4    Restricted Securities; Rule 144. Such Exchange Stockholder understands that the Class B Shares are characterized as “restricted securities” under the Securities Act of 1933, as amended (“Securities Act”) because such shares are being acquired from the Company in a transaction not involving a public offering and in exchange for shares acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and the rules and regulations promulgated thereunder the Class B Shares may be resold without registration under the Securities Act only in certain limited circumstances, and subject to the restrictions under the Company’s certificate of incorporation. Such Exchange Stockholder understands and hereby acknowledges that the Class B Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is otherwise available. Such Exchange Stockholder is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resales of shares purchased in a transaction not involving a public offering, subject to the satisfaction of certain conditions.
2.5    Legends. It is understood that any certificate or book entry position representing the Class B Shares and any securities issued in respect thereof or exchange therefor, shall bear legends in substantially the following form (in addition to any legend required under applicable state securities laws or agreements to which the Exchange Stockholder is a party):
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY

REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”
ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company hereby represents and warrants to each Exchange Stockholder, with respect to the transactions contemplated hereby, as follows:
3.1    Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.
3.2    Corporate Authorization. (a) The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, including the issuance and delivery of the Class B Shares (including the conversion thereof into Class A Common Stock upon the terms specified in the Amended and Restated Certificate of Incorporation and the renaming of Common Stock as Class A Common Stock at the Effective Time) in accordance with the Amended and Restated Certificate of Incorporation, are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company and the Company’s stockholders, subject to compliance with Section 3.3 and the approval of and adoption by the Company’s stockholders of the Amended and Restated Certificate of Incorporation. Any and all rights of first refusal or co-sale held by the Company or the Company’s stockholders that are applicable to the transactions contemplated hereby have been waived or are otherwise inapplicable. Assuming the due authorization, execution and delivery by each Exchange Stockholder, this Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).
3.3    Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or filing with, any governmental authority other than (a) the filing by the Company of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and (b) compliance by the Company with any applicable requirements of any applicable state or federal securities laws.
3.4    Noncontravention. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not, assuming compliance with the matters referred to in Section 3.3 and approval of and adoption by the Company’s stockholders of the Amended and Restated Certificate of Incorporation, (a) violate the certificate of incorporation or bylaws of the Company, (b) violate any applicable law, (c) require any consent or other action by any person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any right obligation of the Company or to the loss of any benefit to which the Company is entitled under any provision of any agreement or other instrument binding upon the Company or (d) result in the creation or imposition of any lien on the Class B Shares other than as set forth or contemplated by this Agreement or the Amended and Restated Certificate of Incorporation.

ARTICLE IV.
COVENANTS
4.1    Market Stand-Off Agreement. Each of the Exchange Stockholders has entered into a lock-up agreement with the underwriters of the IPO with respect to the sale, disposition or transfer of such Exchange Stockholder’s securities of the Company and each of the Exchange Stockholders agrees not to revoke such lock-up agreement. Each of the Exchange Stockholders also agrees that any other lock-up or market stand-off agreements applicable to the shares of Common Stock of the Company held by such Exchange Stockholders continue to apply to the Class B Shares in accordance with the terms of such agreements.
4.2    Voting Agreement and Irrevocable Proxy. The Exchange Stockholder has entered into the Founder Voting Proxy (as defined in the Amended and Restated Certificate of Incorporation) to be effective upon the Exchange.
ARTICLE V.
GENERAL PROVISIONS
5.1    Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Delaware as applied to agreements entered into among Delaware residents to be performed entirely within Delaware, without regard to principles of conflicts of law.
5.2    Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.
5.3    Entire Agreement; Amendment. Other than the rights, restrictions and preferences provided for the Class B Common Stock pursuant to the Amended and Restated Certificate of Incorporation and bylaws, this Agreement, including the exhibits attached hereto, constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be amended or, waived other than by a written instrument signed by the Exchange Stockholders and the Company.
5.4    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.
5.5    Tax Consequences. The Parties intend that no gain or loss shall be recognized in the Exchange pursuant to Sections 368(a)(1)(E) and/or 1036 of the Code. The Parties adopt this Agreement as a plan of reorganization within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding the foregoing, each Exchange Stockholder has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of the Exchange, investment in the Class B Shares and the transactions contemplated by this Agreement. Each Exchange Stockholder is relying solely on such advisors and not on any statements or representations of the Company or any of its agents in connection with the transactions contemplated hereby, except for the representations and warranties of the Company expressly set forth in Article III.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first above written.

NAVAN, INC.

By:
Name:
Title:

[FOUNDER]

By:

[FOUNDER ENTITY]

By:
Name:
Title:
[SIGNATURE PAGE TO EXCHANGE AGREEMENT]

EXHIBIT A

Exchange Stockholder	Number of Shares of Class B Common Stock to be Issued	Number of Shares of Class A Common Stock Exchanged

Total: